Supplement dated February 14, 2019
to the Statement of Additional Information (the “SAI”), dated December 7, 2018, as supplemented, for the following funds:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - High Yield Bond Fund
Columbia Variable Portfolio - Income Opportunities Fund
Columbia Variable Portfolio - U.S. Government Mortgage Fund
Effective immediately, the information for the following funds under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI is hereby superseded and replaced with the following:
		Other accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
VP – High Yield Bond Fund	Brian Lavin	7 RICs 11 other accounts	$4.14 billion $789.10 million	None	Columbia Management	Columbia Management
	Daniel DeYoung(i)	3 other accounts	$0.28 million	None
VP – Income Opportunities Fund	Brian Lavin	7 RICs 11 other accounts	$4.19 billion $789.10 million	None	Columbia Management	Columbia Management
	Daniel DeYoung(i)	3 other accounts	$0.28 million	None
VP – U.S. Government Mortgage Fund	Jason Callan	10 RICs 5 PIVs 4 other accounts	$14.26 billion $15.17 billion $0.76 million	None	Columbia Management	Columbia Management
	Tom Heuer	3 RICs 5 other accounts	$2.34 billion $2.41 million	None
	Ryan Osborn(i)	6 other accounts	$1.41 million	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(i)	The portfolio manager began managing the Fund after its last fiscal year end. Reporting information is provided as of December 31, 2018.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-322 A (2/19)